                                        UAM Funds
                                        Funds for the Informed Investor/sm/




     The McKee Portfolios
     Semi-Annual Report                                      April 30, 2000



                                                                    UAM (R)

UAM FUNDS                                   McKEE PORTFOLIOS
                                            APRIL 30, 2000


                      TABLE OF CONTENTS
------------------------------------------------------------------

Shareholders' Letter..........................................   1

Portfolios of Investments

     U.S. Government..........................................  11

     Domestic Equity..........................................  15

     International Equity.....................................  20

     Small Cap Equity.........................................  27

Statements of Assets and Liabilities..........................  35

Statements of Operations......................................  36

Statements of Changes in Net Assets

     U.S. Government..........................................  37

     Domestic Equity..........................................  38

     International Equity.....................................  39

     Small Cap Equity.........................................  40

Financial Highlights

     U.S. Government..........................................  41

     Domestic Equity..........................................  42

     International Equity.....................................  43

     Small Cap Equity.........................................  44

Notes to Financial Statements.................................  45

------------------------------------------------------------------

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------

April 30, 2000

Dear Shareholders:

McKee U.S. Government Bond Portfolio

It was bad news/good news during the six months ended April 30, 2000, the broad market was buffeted, extending last year's bruising. But a strong Treasury rally in February and March hinted that the market's punishment may be ending. The McKee U.S. Government Bond Portfolio returned 0.73 percent for the period.

Economic and Market Perspective

The market experienced unusual volatility during the six months in response to a variety of developments. The economy continued to grow at a blistering pace, an annualized rate of 7.3 percent in the fourth quarter of 1999 and 5.4 percent in the first quarter of 2000. Higher energy costs and rising employment costs raised the possibility of increased inflation ahead. The Federal Reserve increased short-term interest rates three times during the six months. Rising corporate acquisition and stock margin debt also concerned investors, as did the possibility of Fannie Mae and Freddie Mac mortgage securities losing their implicit Government guarantee.

Following the Treasury Department's announcement of a buyback program for 30-year bonds, the yield curve inverted dramatically, with yields on short and mid-term Treasuries exceeding those on long-term bonds. The spreads between the yields on Treasuries and other market sectors also widened substantially. Corporate bond spreads, in particular, widened to levels not seen since January 1991, when the U.S. economy was in recession.

Performance

The benchmark Lehman Government Bond Index, benefiting from its high proportion of Treasury bonds during February's powerful rally, returned 2.25 percent for the six-month period. The Portfolio's lower return is principally attributable to two factors. First, the Portfolio's more extensive holdings in non-Treasury sectors hurt performance, although they position the Portfolio well for the future. But for the six-month period, governments decisively outperformed all other sectors. The Portfolio's holdings of corporate bonds took a particular toll on performance. Second, the inversion of the yield curve hurt performance compared to the benchmark index. The Portfolio's higher proportion of medium-term Treasuries penalized results since they underperformed longer-term bonds in the period.

Portfolio duration had only a small effect on relative results. In December, we shortened duration slightly, essentially matching the duration of the benchmark index. Likewise, security selection had only minimal effect on relative results during the period.

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------

Portfolio Structure

We seized opportunities presented by the substantial Treasury rally to take advantage of some of the widest yield spreads in almost a decade. In April, we increased investments in non-Treasury sectors, primarily corporate bonds and mortgages. At period end, the Portfolio was composed of 41 percent Treasuries, 18 percent corporates, 13 percent mortgages, 23 percent government agency and other non-Treasury securities, 2 percent asset-backed securities and 3 percent cash.

                         Largest Holdings By Security
                               At April 30, 2000

                              Percent of                             Yield to
Issuer                          Coupon      Maturity    Portfolio    Maturity
------                        ----------    --------    ---------    --------
US Treasury Note............    5.875%      11/30/01      9.50%        6.72%
FNMA Benchmark Agency.......    6.625%      09/15/09      9.20%        7.37%
FNMA 30YR Pass-Through......    7.500%      12/01/23      8.20%        7.77%
US Treasury Note............    5.750%      04/30/03      7.70%        6.64%
US Treasury Strip...........    0.000%      05/15/17      7.20%        6.32%
FNMA Benchmark Agency.......    5.750%      02/15/08      6.10%        7.39%
FNMA Benchmark Agency.......    5.625%      03/15/01      5.50%        6.77%
US Treasury Bonds...........    8.500%      02/15/20      3.50%        6.32%
US Treasury Notes...........    4.875%      03/31/01      3.20%        6.62%
US Treasury Bonds...........   10.625%      08/15/15      3.10%        6.44%

Outlook

Given the pace of economic growth and heightened concerns about inflation, the Federal Reserve is widely expected to increase short-term interest rates at least once or twice more this year. We expect less than the full percentage point aggregate increase that many foresee, since we anticipate some further moderation of the economy's rate of growth later in the year.

In the absence of a continued, pronounced sell-off in the equity market, we expect the inversion of two-year and 30-year Treasury yields to persist for the remainder of the year. We do not believe, however, that the inversion will become more severe. The yield curve should slowly revert to a more normal shape as the Federal Reserve's interest rate hikes take effect and economic growth moderates. These developments should be good news for the Portfolio and the entire bond market.

McKee Domestic Equity Portfolio

The Portfolio returned 2.68 percent for the six months ended April 30, 2000, in a volatile market that was quick to punish even industry leaders seen as not meeting nervously high expectations.

Economic and Market Perspective

The period saw rapid economic growth, rising corporate earnings and a stronger

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------

dollar, along with rising interest rates, a collapse in many of the more aggressive technology stocks, and extreme market fluctuations.

The volatility was especially high after the New Year. April 2000 was the NASDAQ exchange's most volatile month ever, surpassing even October 1987. January and March 2000 also rank among the five most volatile months in NASDAQ history.

Despite widespread recent weakness in the technology sector, "new economy" stocks still dramatically outperformed "old economy" issues. For example, in the first four months of 2000, when technology shares suffered the most, the Lipper Science & Technology Index returned 4.7 percent while the S&P 500 Index was essentially flat and the Dow Jones Industrial Index had a negative return of nearly 5 percent.

The divergence between "new economy" and "old economy" stocks is primarily attributable to two factors--technology companies' faster earnings growth (approximately 35 percent, on average in 1999, with a similar rate expected in 2000) and technology stocks' perceived immunity to the higher interest rates that punished "old economy" stocks.

Performance

A large portion of the Portfolio's return for the period came from the technology sector, which was modestly overweighted and generated strong relative performance. Weaker performance in the consumer staples, financials and health care sectors of the Portfolio, however, partially offset the strength in technology. The Portfolio's return for the six months trailed the S&P 500 Index, which returned 7.20 percent.

Several individual technology issues contributed substantially to performance. Software developer, Oracle Corporation, exemplified the sector's power. As a major provider of software for e-commerce, Oracle should continue to benefit from the explosive growth in Internet use. The company is also positioned for a shift to wireless Internet connections. Several other leading Internet and e-commerce suppliers represented in the Portfolio also performed well. Network systems provider Cisco Systems and chip maker Intel, for example, had notably high returns for the period. On the other hand, the legal challenge to Microsoft, one of the Portfolio's largest holdings during the period, had a dramatically negative effect on the stock's price and highlighted the volatility of the sector. Other sectors were not immune from volatility, however. Bristol Myers Squibb, in health care, and Proctor and Gamble, in consumer staples, suffered sharp price declines during the period.

Portfolio Structure

The Portfolio is broadly diversified. As of April 30, 2000, holdings in the communications services, technology and health care sectors were modestly larger than those of the benchmark index. The Portfolio was comparatively underweighted in utilities, consumer cyclicals and consumer staples.

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------

By industry, the Portfolio had more weight than the benchmark index in diversified financial services, major pharmaceuticals and telephone services. It was underweighted in the electricity, natural gas and data processing services industries. At April 30, 2000 the Portfolio held 98 stocks.

                         Largest Holdings By Industry
                    Percent of Net Assets at April 30, 2000

Computers & Services...............................................   25.30%
Telephones & Telecommunication.....................................    9.50%
Pharmaceuticals....................................................    9.30%
Retail.............................................................    6.70%
Financial Services.................................................    5.70%
Communications Equipment...........................................    5.00%
Consumer Durables..................................................    4.70%
Insurance..........................................................    4.00%
Banks..............................................................    3.80%
Food, Beverage & Tobacco...........................................    3.20%

                          Largest Holdings By Company
                    Percent of Net Assets at April 30, 2000

General Electric...................................................    4.73%
Intel..............................................................    4.70%
Cisco Systems......................................................    4.46%
Microsoft..........................................................    3.28%
Oracle.............................................................    2.75%
Wal-Mart...........................................................    2.49%
Exxon Mobil........................................................    2.30%
Citigroup..........................................................    2.24%
Merck..............................................................    1.97%
EMC................................................................    1.90%

Outlook

Although the next few months could bring substantial market volatility and sharp industry rotation, we are anticipating a respectable, but not spectacular market in the year ahead. Our forecast is based in large part on a still moderate inflation rate, between 2 and 3 percent, and corporate earnings growth of at least 12 to 15 percent this year. Such an environment is particularly supportive of stocks with superior growth rates since they benefit both from their lower cost of capital and a market setting in which earnings expansion is likely to be richly rewarded.

McKee International Equity Portfolio

The Portfolio continued its record of strong performance, returning 11.33 percent for the six months ended April 30, 2000. The results were well ahead of those for the benchmark EAFE Index.

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------

Economic and Market Perspective

The global economy has been expanding at the fastest rate since 1988. Economic growth in Europe and non-Japanese Asia has been better than expected, and Latin America has begun to emerge from its recent crises. Japan, though, has remained mired in a protracted recession. On the inflation side, results have generally been excellent, and we expect inflation to remain under firm control in most countries for the foreseeable future.

With the exception of Belgium, Austria and the U.K., European equity markets performed well during the six-month period. Scandinavian markets were exceptional performers. Latin American markets matched Europe's strong showing. Asian markets, continuing their recovery from the financial crisis two years ago, produced more modest returns. Even the Japanese market produced a positive return for the period, despite ongoing economic weakness. A strengthening dollar, reflecting the continued vigor of U.S. economic growth, reduced dollar-denominated returns from both Europe and Japan.

Performance

The Portfolio's return of 11.33 percent for the six months ended April 30, 2000 was significantly higher than the EAFE Index, which returned 6.80 percent. The principal reason for the difference was positive stock selection, although country selection also contributed in a meaningful way.

The largest holding in the Portfolio, Nokia, which is based in Finland, was responsible for the largest contribution to results. The world leader in cellular telephone equipment, Nokia has both the preeminent brand and better manufacturing capabilities than competitors. Moreover, the company is positioned to benefit from cellular telephone's evolution to a wireless Internet device. In addition, its substantial investment in next-generation technologies should allow it to gain further market share.

Another large holding, Sweden's Ericsson, was also a top performer during the period. Like Nokia, Ericsson should continue to benefit from the strong global cellular telephone market. We expect improvements in the company's handset business; and as the leader in wireless infrastructure equipment, we expect Ericsson to be well positioned as the next-generation technologies are deployed. Cost savings from a recent restructuring and an improving balance of business lines should help Ericsson's competitive position.

Other major contributors to the Portfolio's performance during the period include Philips Electronics, the Netherlands based consumer goods company, and Alcatel, the French manufacturer of telephone equipment.

Not all companies in the telecom sector were gainers, though. Nippon Telephone & Telegraph of Japan and Vodafone Airtouch of the U.K. were the Portfolio's poorest performers. Holdings in the financial services sector also generally underperformed, but we anticipate superior results from this group over the next several years.

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------

Portfolio Structure

The Portfolio continues to emphasize stocks with strong relative valuations and the prospect for solid growth. We are focusing on companies showing upward revisions in earnings estimates with the potential for high profitability and reliable growth. This focus has resulted in an emphasis on technology, telecommunications and media stocks compared to the benchmark index. We have also recently made significant investments in health care and large capitalization financial stocks. Utilities, basic industries and transportation remain underweighted compared to the benchmark.

Europe and Japan accounted for approximately three-quarters of the Portfolio's assets as of April 30, 2000. The Portfolio was widely diversified, including investments in numerous other markets and a variety of industries. Compared to the benchmark, the Portfolio was overweighted in Finland, Switzerland, and the Netherlands at period end. It also held investments in Canada, Mexico, the Philippines, Israel, and South Korea, countries that are not included in the benchmark. The Portfolio was comparatively under-weighted in Asia and the Pacific Basin. Although Japan and the U.K. represented the Portfolio's individual largest country holdings, they were both underweighted compared to the benchmark. At April 30, 2000, the Portfolio held stock in 116 companies, representing 23 countries.

                          Largest Holdings By Country
                    Percent of Net Assets at April 30, 2000

                                                   Portfolio          EAFE
                                                   ---------          ----
Japan...........................................     22.60%          27.68%
United Kingdom..................................     15.00%          20.19%
France..........................................     12.20%          10.58%
Germany.........................................      9.30%           8.93%
Netherlands.....................................      7.70%           5.09%
Switzerland.....................................      6.60%           5.43%
Finland.........................................      5.00%           3.44%
Spain...........................................      3.40%           2.68%
Sweden..........................................      3.30%           3.44%
Italy...........................................      2.00%           4.04%

                          Largest Holdings By Company
                    Percent of Net Assets at April 30, 2000

Nokia (Finland)...................................................    4.96%
Ericsson Series B (Sweden)........................................    2.74%
Toyota Motor (Japan)..............................................    2.68%
Vodafone Airtouch (U.K.)..........................................    2.18%
BP Amoco (U.K.)...................................................    2.05%
Deutsche Telekom (Germany)........................................    1.92%
Nippon Telephone & Telegraph (Japan)..............................    1.90%
Novartis, Registered (Switzerland)................................    1.85%
Philips Electronics (Netherlands).................................    1.67%
Axa (France)......................................................    1.65%

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------

Outlook

We believe that the performance potential for international investing is decidedly positive. Long-term fundamentals are the healthiest in more than a decade. Economic forecasts, already good, could improve for both Europe and non-Japanese Asia, as well as for most of Latin America. Japan, still the weak link, will probably remain in recession most of this year and may mount a modest recovery in 2001. But a number of individual Japanese companies, particularly world leaders in electronics and finance should have the potential to prosper despite the local economic doldrums.

Strengthening global economic growth, coupled with sustained low inflation, has produced an unusually attractive investment environment in which earnings estimates are being raised on a widespread basis for both 2000 and 2001. Corporate restructuring, stock buybacks and mergers and acquisitions may also continue to support rising shareholder values in coming months.

McKee Small Cap Equity Portfolio

The Portfolio had a negative return of (5.91) percent for the six months ended April 30, 2000, as investors continued to shun many segments of the small cap marketplace.

Economic and Market Perspective

Concern about rising interest rates offset the benefit to investors of rapid economic growth during the period. The market was extremely volatile, especially in the latter half of the period. February was an excellent month, particularly for technology and biotechnology stocks, but many of these issues suffered massive declines in March.

Despite these declines, "new economy" stocks dramatically outperformed "old economy" issues during the period. The divergence in performance is primarily attributable to two factors--the faster growth of technology companies' earnings (approximately 35 percent, on average in 1999, with a similar rate expected in 2000) and technology stocks' perceived immunity to the higher interest rates that have punished "old economy" stocks.

Performance

Buoyed by "new economy" growth stocks, the broader small cap market rose substantially. The benchmark Russell 2000 Index returned 18.72 percent for the period, well ahead of the Portfolio and value-oriented stocks in general.

The producer durables and technology sectors produced the biggest contributions to the Portfolio's performance, and a technology company, Project Software and Development, made the largest individual contribution. The company, which reported record revenues, provides software to industrial and Government clients for streamlining management of maintenance, repair and operations. Cable Design

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------

Technology, a Pittsburgh-based company that makes optical cables and connectors increasingly demanded by the Internet's growth, also made a strong positive contribution to results.

But technology, accounting for nearly a third of portfolio assets, was not an automatic winner; approximately half of the companies in the sector hurt returns. The weak performance of two of the Portfolio's most heavily represented sectors during the period, financial services and consumer discretionary, offset the gains from producer durables and technology. Lands' End, in the consumer discretionary sector, was the weakest performer in the Portfolio for the period.

Electronics and computer services & software were the best performing industries. Banks registered outside New York City had the weakest performance, followed by the retail and biotechnology industries.

Portfolio Structure

Our small cap stock selection process continues to focus on issues with a combination of low price-to-earnings ratios, upward earnings estimate revisions, positive earnings surprises and improving profit margins.

Compared to the benchmark index, the Portfolio is overweighted in the technology and producer durables sectors. It is underweighted in the materials & processing and financial services sectors.

The Portfolio is widely diversified by industry, although it has an emphasis on electronics, media, communications services and health care. Compared to the benchmark, the Portfolio is underweighted in commercial services, medical supplies, and retailing.

At April 30, 2000 the Portfolio held stocks in 205 companies.

                         Largest Holdings By Industry
                    Percent of Net Assets at April 30, 2000

Miscellaneous Business Services....................................   14.40%
Semi-Conductors/Instruments........................................   13.20%
Communications Equipment...........................................    8.10%
Pharmaceuticals....................................................    5.90%
Banks..............................................................    4.50%
Financial Services.................................................    4.40%
Insurance..........................................................    4.00%
Machinery..........................................................    4.00%
Testing Laboratories...............................................    4.00%
Telephones & Telecommunication.....................................    3.80%

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------

                          Largest Holdings By Company
                    Percent of Net Assets at April 30, 2000

Mercury Interactive..................................................    1.13%
Broadvision..........................................................    1.06%
Amkor Technology.....................................................    1.02%
Millennium Pharmaceutical............................................    1.02%
Cypress Semiconductor................................................    1.01%
Flextronics International............................................    0.97%
Sandisk..............................................................    0.95%
LAM Research.........................................................    0.90%
Dallas Semiconductor.................................................    0.87%
Integrated Device Technology.........................................    0.83%

Outlook

Despite the likelihood of further volatility, our outlook is generally positive for small cap stocks. We feel that this segment of the market is poised to benefit from relatively attractive valuations and strong earnings growth in 2000 and 2001. While recent conditions have decidedly favored rapidly growing technology companies, to the exclusion of most others, we believe investors will return to fundamental considerations of value. The Portfolio is well positioned to benefit from a broadening of the small cap market in the months ahead.

                                             Yours truly,



/s/ James H. Hanes

James H. Hanes
Chairman and Chief Executive Officer
C.S. McKee & Company, Inc.

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   There are no assurances that a portfolio will meet its stated objectives.

  A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------

                     Definition of the Comparative Indices
                     -------------------------------------

Lehman Government Bond Index is an unmanaged index of U.S. treasury bonds and bonds issued by U.S. government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. government.

Morgan Stanley Capital International EAFE Index is an unmanaged index comprised of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                       McKEE U.S. GOVERNMENT PORTFOLIO
                                                APRIL 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
CORPORATE OBLIGATIONS -- 17.9%

                                                              Face
                                                             Amount     Value
                                                           ---------  ---------
AEROSPACE & DEFENSE -- 0.7%
  Lockheed Martin
     6.850%, 05/15/01....................................  $ 100,000  $  98,875
                                                                      ---------

AUTOMOTIVE -- 0.7%
  Delphi Auto Systems
     6.500%, 05/01/09....................................    105,000     92,137
                                                                      ---------

BANKS -- 0.5%
  BankAmerica
     5.875%, 02/15/09....................................     65,000     57,281
  First Union Institutional Capital
     8.040%, 12/01/26....................................     10,000      9,337
                                                                      ---------
                                                                         66,618
                                                                      ---------

FINANCIAL SERVICES -- 5.6%
  American Express Master Trust, Series 98-1 A
     5.900%, 04/15/04....................................      8,000      7,712
  Associates Corporation of North America
     6.250%, 11/01/08....................................    151,000    135,900
  Countrywide Capital I
     8.000%, 12/15/26....................................    200,000    182,000
  EOP Operating LP
     6.763%, 06/15/07....................................    130,000    119,600
  Ford Motor Credit
     7.375%, 10/28/09....................................    180,000    174,375
  General Motors Acceptance Corporation
     6.850%, 06/17/04....................................     45,000     43,369
  Lehman Brothers Holdings Senior Notes
     7.375%, 05/15/04....................................     16,000     15,640
  Mellon Financial
     6.875%, 03/01/03....................................     60,000     58,800
                                                                      ---------
                                                                        737,396
                                                                      ---------










The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE U.S. GOVERNMENT PORTFOLIO
                                                APRIL 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

CORPORATE OBLIGATIONS -- continued

                                                              Face
                                                             Amount     Value
                                                           ---------  ---------
INDUSTRIAL -- 4.2%
  News America Holdings
     8.500%, 02/15/05....................................  $ 180,000  $ 180,450
  Oakwood Mortgage Investors Series 1995-A, Class A2
     6.500%, 09/15/20....................................        843        829
  Philip Morris
     7.250%, 09/15/01....................................    125,000    122,344
     7.625%, 05/15/02....................................      6,000      5,842
  Phillips Petroleum
     7.125%, 03/15/28....................................    151,000    128,539
  Xerox Capital Trust I
     8.000%, 02/01/27....................................    118,000    110,772
                                                                      ---------
                                                                        548,776
                                                                      ---------

NATURAL RESOURCES -- 0.0%
  USX
     8.500%, 03/01/23....................................      5,000      5,062
                                                                      ---------

REGIONAL AGENCIES -- 1.0%
  Quebec Province
     5.750%, 02/15/09....................................    150,000    133,029
                                                                      ---------

RETAIL -- 1.8%
  Penney (J.C.)
     7.250%, 04/01/02....................................     50,000     47,187
  Raytheon
     6.150%, 11/01/08....................................    150,000    128,812
  Tommy Hilfiger
     6.500%, 06/01/03....................................     80,000     63,900
                                                                      ---------
                                                                        239,899
                                                                      ---------

UTILITIES -- 2.5%
  Consolidated Edison, Series 97-B
     6.450%, 12/01/07....................................    331,000    304,934
  Pacific Bell Telephone
     6.250%, 03/01/05....................................     10,000      9,490
  Pacific Gas & Electric
     5.875%, 10/01/05....................................     10,000      9,125
  Texas Utilities Electric
     7.170%, 08/01/07....................................     10,000      9,550
                                                                      ---------
                                                                        333,099
                                                                      ---------










The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE U.S. GOVERNMENT PORTFOLIO
                                                APRIL 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

CORPORATE OBLIGATIONS -- continued

                                                            Face
                                                           Amount       Value
                                                         ----------- ----------
YANKEE BONDS -- 0.9%
  Barrick Gold
     7.500%, 05/01/07..................................  $  110,000  $  105,188

Province of Ontario
     7.000%, 08/04/05..................................      10,000       9,838
                                                                     ----------
                                                                        115,026
                                                                     ----------

TOTAL CORPORATE OBLIGATIONS
     (Cost $2,549,646).................................               2,369,917

                                                                     ----------

U.S.GOVERNMENT & AGENCY SECURITIES -- 76.1%

FEDERAL HOME LOAN MORTGAGE -- 1.2%
     7.650%, 05/10/05..................................       5,000       4,950
     6.500%, 07/01/29..................................     162,881     152,191
                                                                     ----------
                                                                        157,141
                                                                     ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 31.5%
     5.625%, 03/15/01..................................     735,000     728,958
     5.750%, 02/15/08..................................     885,000     802,421
     6.400%, 05/14/09..................................     145,000     133,763
     6.625%, 09/15/09..................................   1,275,000   1,214,438
     7.500%, 12/01/23..................................   1,098,428   1,080,386
     8.500%, 04/01/30..................................     190,019     192,784
                                                                     ----------
                                                                      4,152,750
                                                                     ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.5%
     7.000%, 09/15/24..................................     210,702     202,801
     8.500%, 12/15/29..................................     125,710     128,067
                                                                     ----------
                                                                        330,868
                                                                     ----------
U.S.TREASURY BONDS -- 10.3%
     10.750%, 08/15/05.................................     130,000     153,595
     9.375%, 02/15/06..................................     292,000     329,794
     10.625%, 08/15/15.................................     290,000     410,292
     8.500%, 02/15/20..................................     373,000     465,288
                                                                     ----------
                                                                      1,358,969
                                                                     ----------










The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE U.S. GOVERNMENT PORTFOLIO
                                                APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

 U.S. GOVERNMENT & AGENCY SECURITIES -- continued

                                                                         Face
                                                                        Amount             Value
                                                                     -----------        -----------
U.S. TREASURY NOTES -- 23.3%
     4.875%, 03/31/01........................................        $   430,000        $   423,860
     5.875%, 11/30/01........................................          1,258,000          1,242,577
     5.750%, 04/30/03........................................          1,050,000          1,025,525
     5.625%, 05/15/08........................................            405,000            385,001
                                                                                        -----------
                                                                                          3,076,963
                                                                                        -----------
U.S. TREASURY PRINCIPAL STRIPS -- 7.3%
   (#)6.351%, 05/15/17.......................................          2,778,000            962,271
                                                                                        -----------
   TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
     (Cost $10,317,073)......................................                            10,038,962
                                                                                        -----------

MORTGAGE OBLIGATIONS -- 2.2%

 Advanta Mortgage Loan Trust, Series 94-1 A1
     6.300%, 07/25/25........................................             53,208             51,083
 Contimortgage Home Equity Loan Trust Series 98-1 A5
     6.430%, 04/15/16........................................              9,000              8,657
 Green Tree Financial Series 95-7 A4
     6.700%, 10/15/26........................................              1,465              1,464
 World Financial Network Credit Card Series 96-B A
     6.950%, 04/15/06........................................            225,000            222,739
                                                                                        -----------
 TOTAL MORTGAGE OBLIGATIONS
     (Cost $287,541).........................................                               283,943
                                                                                        -----------
 TOTAL INVESTMENTS -- 96.2%
     (Cost $13,154,260) (a)..................................                            12,692,822
                                                                                        -----------
 OTHER ASSETS AND LIABILITIES, NET -- 3.8%...................                               503,697
                                                                                        -----------
 TOTAL NET ASSETS -- 100.0%..................................                           $13,196,519
                                                                                        -----------

 #  Effective yield as of April 30, 2000.

(a) The cost for federal income tax purposes was $13,154,260. At April 30, 2000, net unrealized depreciation for all securities based on tax cost was $461,438. This consisted of gross unrealized appreciation for all securities of $17,807 and aggregate gross unrealized depreciation for all securities of $479,245.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    McKEE DOMESTIC EQUITY PORTFOLIO
                                                APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS -- 99.7%

                                                Shares        Value
                                               --------   ----------
AIR TRANSPORTATION -- 0.5%
  FedEx*......................................    4,450   $  167,709
                                                          ----------
AIRCRAFT -- 1.5%
  Honeywell International.....................    4,400      246,400
  United Technologies.........................    4,900      304,719
                                                          ----------
                                                             551,119
                                                          ----------

AUTOMOTIVE -- 1.4%
  Ford Motor..................................    4,450      243,359
  General Motors..............................    2,650      248,106
                                                          ----------
                                                             491,465
                                                          ----------

BANKS -- 3.8%
  Bank of America.............................    9,200      450,800
  Chase Manhattan.............................    4,250      306,266
  FleetBoston Financial.......................    7,800      276,412
  Wells Fargo.................................    8,050      330,553
                                                          ----------
                                                           1,364,031
                                                          ----------

BEAUTY PRODUCTS -- 0.7%
  Procter & Gamble............................    3,900      232,537
                                                          ----------

CHEMICALS -- 1.0%
  Dow Chemical................................    1,450      163,850
  E.I. DuPont de Nemours......................    4,150      196,866
                                                          ----------
                                                             360,716
                                                          ----------

COMMUNICATIONS EQUIPMENT -- 5.0%
  Lucent Technologies.........................    9,400      584,562
  Motorola....................................    2,250      267,891
  Network Appliance*..........................    1,600      118,300
  Nortel Networks*............................    4,650      526,612
  Qualcomm*...................................    2,700      292,781
                                                          ----------
                                                           1,790,146
                                                          ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  McKEE DOMESTIC EQUITY PORTFOLIO
                                                APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

 COMMON STOCKS -- continued

                                                  Shares       Value
                                                 --------   ----------

COMPUTERS & SERVICES -- 25.3%
  America Online*..............................    8,200    $  490,463
  Cisco Systems*...............................   23,000     1,595,625
  Dell Computer*...............................    8,050       403,506
  EMC*.........................................    4,900       680,794
  Hewlett-Packard..............................    3,650       492,750
  IBM..........................................    6,200       692,075
  Intel........................................   13,250     1,680,266
  Microsoft*...................................   16,800     1,171,800
  Oracle*......................................   12,300       982,462
  Sun Microsystems*............................    6,900       634,369
  Yahoo!*......................................    1,600       208,400
                                                            ----------
                                                             9,032,510
                                                            ----------
CONSUMER DURABLES -- 4.7%
  General Electric.............................   10,750     1,690,437
                                                            ----------

DIVERSIFIED -- 0.8%
  Corning......................................    1,450       286,375
                                                            ----------

ELECTRICAL SERVICES -- 0.3%
  Southern.....................................    4,800       119,700
                                                            ----------

ENERGY -- 0.9%
  Enron........................................    1,000        69,688
  FPL Group....................................    2,650       119,747
  Halliburton..................................    2,850       125,934
                                                            ----------
                                                               315,369
                                                            ----------
ENTERTAINMENT -- 2.5%
  AT&T Corp - Liberty Media Group*.............    1,950        97,378
  Time Warner..................................    4,200       377,737
  Walt Disney..................................    9,400       407,137
                                                            ----------
                                                               882,252
                                                            ----------
FINANCIAL SERVICES -- 5.7%
  American Express.............................    2,000       300,125
  AXA Financial................................    3,000        97,875
  Fannie Mae...................................    4,150       250,297
  FMAC.........................................    4,050       186,047
  Mellon Financial.............................    6,250       200,781
  Merrill Lynch................................    3,700       377,169
  Morgan Stanley Dean Witter...................    5,850       448,987
  PNC Bank.....................................    4,450       194,131
                                                            ----------
                                                             2,055,412
                                                            ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE DOMESTIC EQUITY PORTFOLIO
                                                APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                                 Shares          Value
                                                              ---------      ------------
FOOD, BEVERAGE & TOBACCO -- 3.2%
     Anheuser-Busch........................................     3,550        $   250,497
     Coca-Cola.............................................     4,750            223,547
     General Mills.........................................     3,500            127,312
     Heinz (H.J)...........................................     3,000            102,000
     PepsiCo...............................................     9,450            346,697
     Sara Lee..............................................     7,400            111,000
                                                                             -----------
                                                                               1,161,053
                                                                             -----------
INSURANCE -- 4.0%
     American International Group..........................     5,750            630,703
     Citigroup.............................................    13,450            799,434
                                                                             -----------
                                                                               1,430,137
                                                                             -----------
MACHINERY -- 1.7%
     Applied Materials*....................................     4,200            427,613
     Emerson Electric......................................     3,000            164,625
                                                                             -----------
                                                                                 592,238
                                                                             -----------
MANUFACTURING -- 0.5%
     Minnesota Mining & Manufacturing......................     2,050            177,325
                                                                             -----------
MEDIA-TV/RADIO/CABLE -- 0.5%
     Comcast*..............................................     4,800            192,300
                                                                             -----------
MEDICAL PRODUCTS -- 1.9%
     Johnson & Johnson.....................................     4,400            363,000
     Medtronic.............................................     5,750            298,641
                                                                             -----------
                                                                                 661,641
                                                                             -----------
OIL & GAS -- 2.2%
     Chevron...............................................     3,050            259,631
     Royal Dutch Petroleum, New York Shares................     6,250            358,594
     Schlumberger..........................................     2,000            153,125
                                                                             -----------
                                                                                 771,350
                                                                             -----------
PAPER & PAPER PRODUCTS -- 0.6%
     Kimberly-Clark........................................     1,800            104,513
     Willamette Industries.................................     3,100            118,381
                                                                             -----------
                                                                                 222,894
                                                                             -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE DOMESTIC EQUITY PORTFOLIO
                                                APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS -- continued


                                                                        Shares          Value
                                                                      ---------       ---------
PETROLEUM REFINING -- 2.3%
     Exxon Mobil..................................................      10,600        $   823,488
                                                                                      -----------
PHARMACEUTICAL -- 9.3%
     Abbott Laboratories..........................................       7,050            270,984
     American Home Products.......................................       4,900            275,319
     Biogen*......................................................       1,200             70,500
     Bristol-Myers Squibb.........................................       8,300            435,231
     Eli Lilly....................................................       5,000            386,562
     Merck........................................................      10,150            705,425
     Pfizer.......................................................      15,900            669,787
     Pharmacia....................................................       4,600            229,713
     Schering-Plough..............................................       7,100            286,219
                                                                                      -----------
                                                                                        3,329,740
                                                                                      -----------
PRINTING & PUBLISHING -- 0.8%
     Viacom*......................................................       5,550            301,781
                                                                                      -----------
RETAIL -- 6.7%
     Costco Wholesale*............................................       2,700            145,969
     Gap..........................................................       4,975            182,831
     Home Depot...................................................       8,700            487,744
     Lowe's Companies.............................................       3,800            188,100
     McDonald's...................................................       6,800            259,250
     Tyco International...........................................       5,350            245,766
     Wal-Mart Stores..............................................      16,100            891,538
                                                                                      -----------
                                                                                        2,401,198
                                                                                      -----------
SEMI-CONDUCTORS/INSTRUMENTS -- 2.1%
     E-Tek Dynamics*..............................................         600            122,850
     PMC-Sierra*..................................................         700            134,313
     Texas Instruments............................................       3,000            488,625
                                                                                      -----------
                                                                                          745,788
                                                                                      -----------
STEEL & STEEL WORKS -- 0.3%
     Alcoa........................................................       1,350             87,581
                                                                                      -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE DOMESTIC EQUITY PORTFOLIO
                                                APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                                  Shares            Value
                                                                ----------        ---------
TELEPHONES & TELECOMMUNICATION -- 9.5%
     ALLTEL..................................................     2,150         $   143,244
     AT&T....................................................    10,875             507,727
     Bell Atlantic...........................................     6,736             399,108
     BellSouth...............................................     6,100             296,994
     GTE.....................................................     4,050             274,388
     MCI WorldCom*...........................................     8,850             402,122
     Nextel Communications*..................................     1,600             175,100
     SBC Communications......................................    13,031             570,921
     Sprint..................................................     4,500             276,750
     Sprint PCS Group*.......................................     3,200             176,000
     US West.................................................     2,500             177,969
                                                                                -----------
                                                                                  3,400,323
                                                                                -----------
     TOTAL COMMON STOCKS
          (Cost $32,026,116).................................                    35,638,615
                                                                                -----------

SHORT-TERM INVESTMENT -- 0.5%

                                                                                    Face
                                                                                   Amount
                                                                                ------------
REPURCHASE AGREEMENT -- 0.5%
     Chase Securities, Inc. 5.65%, dated 04/28/00, due 05/01/00, to be repurchased at $195,092, collateralized by
          $213,710 of a U.S. Treasury Note, valued at $195,004
          (Cost $195,000)...............................................        $  195,000           195,000
                                                                                                  ----------
TOTAL INVESTMENTS -- 100.2%
          (Cost $32,221,116) (a)........................................                           35,833,615
                                                                                                  -----------
OTHER ASSETS AND LIABILITIES, NET -- (0.2%).............................                              (75,891)
                                                                                                  -----------
TOTAL NET ASSETS -- 100.0%..............................................                          $35,757,724
                                                                                                  ===========

*   Non-Income Producing Security
(a) The cost for federal income tax purposes was appreciation for all $32,221,116. At April 30, 2000, net unrealized securities based on tax cost was $3,612,499. This appreciation for all consisted of aggregate gross unrealized securities of $5,984,453 and aggregate gross of $2,371,954. unrealized depreciation for all securities

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                               McKEE INTERNATIONAL EQUITY PORTFOLIO
                                        APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS -- 98.2%


                                              Shares        Value
                                             --------     ---------
AUSTRALIA -- 1.8%
     News Corporation......................  160,600     $ 2,037,102
     Westpac Banking.......................  216,245       1,378,650
                                                         -----------
                                                           3,415,752
                                                         -----------
BELGIUM -- 0.5%
     Fortis, Series B......................   34,900         882,820
                                                         -----------
CANADA -- 1.9%
     Alcan Aluminum........................   27,266         887,867
     Nortel Networks.......................   11,000       1,244,021
     Seagram...............................   28,330       1,489,995
                                                         -----------
                                                           3,621,883
                                                         -----------
DENMARK -- 0.7%
     Nordic Baltic Holdings................  212,792       1,325,354
                                                         -----------
FINLAND -- 5.0%
     Nokia.................................  163,420       9,393,020
                                                         -----------
FRANCE -- 12.3%
     Alcatel...............................   12,521       2,908,372
     Axa...................................   21,000       3,119,924
     Banque National de Paris..............   19,900       1,611,482
     Canal Plus............................    4,100         791,754
     Cap Gemini............................    3,100         609,939
     Carrefour Supermarche.................   16,000       1,043,527
     Coflexip..............................    7,860         766,085
     Equant*...............................    8,000         620,505
     France Telecom........................   12,800       1,984,450
     ILOG ADR*.............................    6,400         230,400
     L'Oreal...............................    1,800       1,223,157
     LVMH..................................    3,700       1,555,744
     Sanofi-Synthelabo.....................   20,300         759,067
     STMicroelectronics....................    6,600       1,261,906
     Total Fina Elf........................   18,580       2,824,703
     Vivendi...............................   18,400       1,823,549
                                                         -----------
                                                          23,134,564
                                                         -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                               McKEE INTERNATIONAL EQUITY PORTFOLIO
                                        APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------


COMMON STOCKS -- continued


                                                                 Shares            Value
                                                               ---------        -----------
GERMANY -- 8.8%
     Allianz................................................      6,900        $  2,661,786
     BASF...................................................     16,900             731,995
     Bayer..................................................     47,350           1,964,622
     Commerzbank............................................     37,281           1,412,705
     DaimlerChrysler........................................     20,780           1,211,424
     Deutsche Bank..........................................     18,500           1,245,337
     Deutsche Telekom.......................................     56,750           3,644,397
     HypoVereinsbank........................................     17,900           1,110,378
     Siemens................................................     18,600           2,749,807
                                                                               ------------
                                                                                 16,732,451
                                                                               ------------
HONG KONG -- 1.2%
     HSBC Holdings..........................................    199,600           2,229,566
                                                                               ------------
IRELAND -- 0.8%
     Elan ADR*..............................................     34,800           1,492,050
                                                                               ------------
ISRAEL -- 1.1%
     M-Systems Flash Disk Pioneers*.........................     12,500             825,000
     Teva Pharmaceuticals Industries ADR....................     30,000           1,320,000
                                                                               ------------
                                                                                  2,145,000
                                                                               ------------
ITALY -- 2.0%
     Enel*..................................................    258,300           1,096,430
     Telecom Italia.........................................     97,350           1,363,839
     Telecom Italia Mobile..................................    135,750           1,298,374
                                                                               ------------
                                                                                  3,758,643
                                                                               ------------
JAPAN -- 22.6%
     Bank of Tokyo-Mitsubishi...............................     96,000           1,238,194
     Canon..................................................     21,000             959,845
     Daiwa Bank.............................................    403,000           1,088,786
     Daiwa Securities.......................................     80,000           1,221,318
     East Japan Railway.....................................        200           1,184,308
     Fujitsu................................................     44,000           1,245,744
     Hitachi................................................    145,000           1,730,662
     Ito-Yokado.............................................     38,000           2,774,056
     Kao....................................................     79,000           2,404,793
     Matsushita Electric Industrial.........................     49,000           1,296,632

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                               McKEE INTERNATIONAL EQUITY PORTFOLIO
                                        APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------


COMMON STOCKS -- continued

                                                              Shares              Value
                                                             --------           ---------
JAPAN -- continued
     Mitsubishi............................................   104,000        $    904,515
     Mitsui................................................    59,000             437,259
     Mitsui ADR*...........................................     3,900             575,250
     Mitsui Marine and Fire Insurance......................   140,000             615,285
     NEC...................................................    64,000           1,740,933
     Nintendo..............................................     6,800           1,132,494
     Nippon Telephone & Telegraph..........................       290           3,595,485
     Nomura Securities.....................................    69,000           1,736,492
     NTT DoCoMo............................................        20             668,024
     Sanwa Bank............................................   154,000           1,487,565
     Softbank..............................................     3,200             787,565
     Softbank - New*.......................................     6,400           1,581,051
     Sony..................................................    12,000           1,377,868
     Sony - New*...........................................    12,000           1,387,861
     Sumitomo Bank.........................................    63,000             787,500
     Takeda Chemical Industries............................    24,000           1,578,831
     Tokyo Electric Power..................................    46,000           1,085,307
     Toyota Motor..........................................   102,000           5,067,913
     Yamanouchi Pharmaceutical.............................    21,000           1,109,456
                                                                             ------------
                                                                               42,800,992
                                                                             ------------
MEXICO -- 0.4%
     Telefonos de Mexico ADR...............................    14,100             829,256
                                                                             ------------
NETHERLANDS -- 7.7%
     Aegon.................................................    15,400           1,108,902
     Ahold.................................................    28,800             672,900
     Akzo Nobel............................................    20,050             822,407
     ASM Lithography Holding*..............................    21,300             834,293
     Heineken..............................................    25,300           1,405,792
     KPN...................................................    25,200           2,544,526
     Philips Electronics...................................    70,680           3,159,245
     Royal Dutch Petroleum ADR.............................    54,100           3,103,988
     TNT Post Group........................................    45,707             999,228
                                                                             ------------
                                                                               14,651,281
                                                                             ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  McKEE INTERNATIONAL EQUITY PORTFOLIO
                                           APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                        Shares        Value
                                                        ------      ---------

PHILIPPINES -- 0.4%
     Philippine Long Distance Telephone...............   40,700    $  729,956
                                                                   ----------

PORTUGAL -- 1.4%
     Electricidade de Portugal........................   39,000       692,739
     Portugal Telecom.................................  178,000     1,989,460
                                                                   ----------
                                                                    2,682,199
                                                                   ----------

SINGAPORE -- 0.5%
     Singapore Airlines...............................   87,000       902,373
                                                                   ----------

SOUTH KOREA -- 0.5%
     Samsung Electronic...............................    3,200       865,255
                                                                   ----------

SPAIN -- 3.4%
     Banco Bilbao Vizcaya Argentaria..................  128,700     1,758,492
     Endesa...........................................   43,100       936,739
     Repsol...........................................   48,415       992,278
     Telefonica*......................................  125,802     2,805,238
                                                                   ----------
                                                                    6,492,747
                                                                   ----------
SWEDEN -- 3.3%
     Ericsson, Series B...............................   58,100     5,189,011
     Svenska Handlesbanken, Series A..................   84,900     1,127,395
                                                                   ----------
                                                                    6,316,406
                                                                   ----------

SWITZERLAND -- 6.6%
     Nestle, Registered...............................    1,200     2,121,547
     Novartis, Registered.............................    2,500     3,502,472
     Roche Holding....................................      150     1,571,096
     Swiss Re.........................................      500       805,758
     Swisscom.........................................    7,100     2,510,497
     UBS..............................................    8,200     2,014,830
                                                                   ----------
                                                                   12,526,200
                                                                   ----------

TAIWAN -- 0.3%
     Taiwan Semiconductor Manufacturing ADR*..........   10,900       570,206
                                                                   ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  McKEE INTERNATIONAL EQUITY PORTFOLIO
                                           APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                       Shares       Value
                                                       ------    ----------

UNITED KINGDOM -- 15.0%
     Arm Holdings*.................................    65,500  $    666,395
     Barclays......................................    78,900     2,012,330
     BP Amoco......................................   451,100     3,885,290
     British Sky Broadcasting......................    55,400     1,355,312
     British Telecommunications....................   130,900     2,340,259
     Cable & Wireless..............................    34,000       561,386
     Carlton Communications........................    55,887       671,894
     Diageo........................................   173,017     1,396,122
     Glaxo Wellcome................................    89,600     2,757,030
     Lloyds TSB Group..............................   178,600     1,742,168
     Marconi.......................................   102,600     1,277,321
     Pearson.......................................    30,300     1,040,592
     Psion.........................................     9,450       563,213
     Reuters Group.................................    62,000     1,106,524
     Scottish Power................................   100,300       801,169
     SmithKline Beecham............................   152,000     2,074,122
     Vodafone AirTouch.............................   903,912     4,134,857
                                                                -----------
                                                                 28,385,984
                                                                -----------

     TOTAL COMMON STOCKS
          (Cost $157,876,432)......................             185,883,958
                                                                -----------

PREFERRED STOCK -- 0.5%

GERMANY -- 0.5%
     SAP* (Cost $1,261,582)........................     1,680       990,112
                                                                -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  McKEE INTERNATIONAL EQUITY PORTFOLIO
                                           APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

WARRANT -- 0.0%

                                                                      Shares         Value
                                                                      ------       ---------
SINGAPORE -- 0.0%

     Asia Pulp & Paper, expiring 07/07/00*
        (Cost $0).......................................               72,840     $     12,519
                                                                                  ------------

SHORT-TERM INVESTMENT -- 1.1%

                                                                      Face
                                                                     Amount
                                                                     ------
REPURCHASE AGREEMENT -- 1.1%
  Chase Securities, Inc. 5.65%, dated 04/28/00, due 05/01/00, to be repurchased at $2,003,943, collateralized by
      $2,195,185 of a U.S. Treasury Note valued at
      $2,003,044 (Cost $2,003,000)...........................     $ 2,003,000     $  2,003,000
                                                                                  ------------

  TOTAL INVESTMENTS -- 99.8%
      (Cost $161,141,014) (a)................................                      188,889,589
                                                                                  ------------
  OTHER ASSETS AND LIABILITIES, NET -- 0.2%..................                          347,703
                                                                                  ------------
  TOTAL NET ASSETS -- 100.0%.................................                     $189,237,292
                                                                                  ============

       * Non-Income Producing Security
     ADR American Depositary Receipt

     (a) The cost for federal income tax purposes was $161,141,014. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $27,748,575. This consisted of aggregate gross unrealized appreciation for all securities of $38,282,318 and aggregate gross unrealized depreciation for all securities of $10,533,743.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  McKEE INTERNATIONAL EQUITY PORTFOLIO
                                           APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

     At April 30, 2000 sector diversification of the Portfolio was as follows:

                                                        % of
                                                        Net
Sector Diversification (Unaudited)                     Assets        Value
                                                       ------     ------------
     Airlines......................................       0.5%    $    902,373
     Automotive....................................       3.3        6,279,337
     Banking.......................................      12.4       23,570,533
     Chemicals.....................................       1.8        3,519,024
     Commercial Services...........................       1.0        1,823,549
     Computers.....................................       2.5        4,698,894
     Consumer Products.............................       1.9        3,627,949
     Distribution/Wholesale........................       1.0        1,917,025
     Electrical Components & Equipment.............       2.4        4,612,385
     Electronics...................................       4.0        7,496,095
     Financial Services............................       2.0        3,840,629
     Food & Beverages..............................       4.3        8,195,632
     Forest Products & Paper.......................       0.0           12,519
     Home Furnishings..............................       2.1        4,062,361
     Insurance.....................................       4.4        8,311,655
     Manufacturing.................................       1.5        2,749,807
     Media.........................................       4.5        8,493,173
     Metals & Mining...............................       0.5          887,867
     Office/Business Equipment.....................       0.5          959,845
     Oil & Gas.....................................       6.1       11,572,343
     Pharmaceuticals...............................       8.5       16,164,124
     Retail........................................       1.5        2,774,056
     Semiconductors................................       1.3        2,498,507
     Software......................................       1.9        3,589,128
     Telecommunications............................      14.1       26,674,385
     Telephone.....................................      12.9       24,337,364
     Toys/Games/Hobbies............................       0.6        1,132,494
     Transportation................................       1.2        2,183,536
                                                       ------     ------------
          Total Investments........................      98.7%    $186,886,589
     Repurchase Agreements.........................       1.1        2,003,000
     Other Assets and Liabilities..................       0.2          347,703
                                                       ------     ------------
          Net Assets...............................     100.0%    $189,237,292
                                                       ======     ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     McKEE SMALL CAP EQUITY PORTFOLIO
                                              APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 99.5%

                                                      Shares      Value
                                                      ------    ---------

AIR TRANSPORTATION -- 0.3%
     Alaska Airgroup*...............................   4,600   $  132,250
                                                                ---------

AIRCRAFT -- 0.2%
     AAR............................................   5,450       82,091
                                                                ---------

AUTOMOTIVE -- 0.7%
     SPX *..........................................   1,300      142,837
     TRW*...........................................   2,600      152,100
                                                                ---------
                                                                  294,937

BANKS -- 4.5%
     AmSouth Bancorporation*........................  16,420      239,116
     Cullen/Frost Bankers...........................  11,700      288,844
     Dime Bancorp*..................................  12,100      226,875
     MAF Bancorp*...................................   9,436      176,335
     Peoples Heritage Financial Group*..............  13,550      176,150
     S&T Bancorp....................................  11,550      202,125
     UnionBanCal....................................   9,400      260,262
     Wilmington Trust...............................   5,550      255,994
                                                                ---------
                                                                1,825,701
                                                                ---------

BROADCASTING, NEWSPAPERS & ADVERTISING -- 3.5%
     Citadel Communications*........................   4,850      189,453
     Emmis Communications*..........................   4,600      195,500
     Entercom Communications*.......................   5,000      212,500
     Getty Images*..................................   4,900      148,838
     Pegasus Communications*........................   1,200      130,950
     Price Communications*..........................  10,100      204,525
     True North Communications......................   3,600      148,275
     Westwood One*..................................   5,950      210,481
                                                                ---------
                                                                1,440,522
                                                                ---------

BUILDING & CONSTRUCTION -- 1.0%
     Cal Dive International*........................   3,950      195,278
     Toll Brothers*.................................  10,240      222,080
                                                                ---------
                                                                  417,358
                                                                ---------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      McKEE SMALL CAP EQUITY PORTFOLIO
                                               APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                 Shares       Value
                                                 ------     ---------

CAPITAL GOODS -- 0.3%
     Ruddick..................................   10,100    $  115,519
                                                            ---------

CHEMICALS -- 1.1%
     Cytec Industries*........................    4,900       147,612
     Ferro*...................................    8,100       185,287
     Solutia..................................    9,800       133,525
                                                            ---------
                                                              466,424
                                                            ---------

COMMUNICATIONS EQUIPMENT -- 8.1%
     Adaptive Broadband*......................    4,000       130,000
     Advanced Fibre Communications*...........    4,600       210,162
     Anadigics*...............................    2,275       171,194
     Andrew*..................................   11,200       329,700
     Aspect Communications*...................    5,100       181,050
     C-Cube Microsystems*.....................    3,650       234,512
     CTS......................................    2,900       182,881
     Digital Microwave*.......................    5,600       206,850
     Harmonic*................................    2,900       214,056
     Nortel Networks*.........................    2,330       263,872
     Polycom*.................................    2,600       205,725
     Powertel*................................    3,550       238,737
     Sawtek*..................................    4,300       205,594
     Tekelec*.................................    3,100       108,500
     Terayon Communication*...................    1,500       139,500
     Titan*...................................    6,200       266,212
                                                            ---------
                                                            3,288,545
                                                            ---------

COMPUTERS & SERVICES -- 1.7%
     Emulex*..................................    2,500       113,437
     SanDisk*.................................    4,200       384,825
     Zebra Technologies*......................    3,600       205,200
                                                            ---------
                                                              703,462
                                                            ---------

CONSUMER NON-DURABLES -- 0.3%
     Valassis Communications*.................    3,200       109,000
                                                            ---------

ELECTRICAL SERVICES -- 0.2%
     Rare Medium Group*.......................    4,800        98,700
                                                            ---------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     McKEE SMALL CAP EQUITY PORTFOLIO
                                              APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                  Shares         Value
                                                  ------       ---------

ELECTRICAL TECHNOLOGY -- 1.2%
     C&D Technologies*.........................    2,800      $  180,425
     KEMET*....................................    4,100         305,450
                                                               ---------
                                                                 485,875
                                                               ---------

ENERGY -- 2.9%
     Energen*..................................   14,600         267,362
     New Jersey Resources......................    6,200         249,550
     Public Service Company of New Mexico......   11,100         199,800
     RGS Energy Group..........................   13,700         321,950
     Stone Energy*.............................    2,800         132,300
                                                               ---------
                                                               1,170,962
                                                               ---------

FINANCIAL SERVICES -- 4.4%
     Federated Investors*......................    9,950         281,087
     First Ecom.com*...........................   17,100         228,712
     Legg Mason*...............................    6,700         253,344
     Metris....................................    6,700         251,250
     T. Rowe Price Associates..................    5,500         209,687
     The PMI Group.............................    6,400         310,000
     Waddell & Reed Financial..................   10,275         273,572
                                                               ---------
                                                               1,807,652
                                                               ---------

FOOD, BEVERAGE & TOBACCO -- 2.2%
     Applebee's International..................    6,400         233,200
     Hain Food Group*..........................    5,600         150,150
     Quaker Oats...............................    4,600         299,862
     Whole Foods Market*.......................    4,600         195,788
                                                               ---------
                                                                 879,000
                                                               ---------

INDUSTRIAL -- 0.5%
     Southdown*................................    3,300         191,812
                                                               ---------

INSURANCE -- 4.0%
     Delphi Financial Group*...................      925          26,652
     First American Financial..................   14,350         221,528
     Gallegher, Arthur J.......................    8,400         312,900
     Horace Mann Educators.....................   13,700         199,506
     MONY Group................................    6,100         188,719
     Nationwide Financial Services.............    6,800         189,550
     Radian Group*.............................    6,350         323,453
     Wellpoint Health Networks*................    2,300         169,625
                                                               ---------
                                                               1,631,933
                                                               ---------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      McKEE SMALL CAP EQUITY PORTFOLIO
                                               APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                       Shares       Value
                                                       ------     ---------

LUMBER & WOOD PRODUCTS -- 0.5%
     Georgia-Pacific.................................   5,100    $  187,425
                                                                  ---------

MACHINERY -- 4.0%
     Applied Materials*..............................   2,874       292,609
     Black & Decker*.................................   6,300       264,994
     Donaldson.......................................   4,100        95,325
     Kulicke & Soffa Industries*.....................   3,300       258,431
     Lam Research*...................................   7,950       364,706
     Pentair.........................................   4,200       160,650
     Varian Medical Systems*.........................   4,300       172,000
                                                                  ---------
                                                                  1,608,715
                                                                  ---------

MANUFACTURING -- 1.1%
     Cable Design Technologies*......................   4,650       159,262
     Mueller Industries*.............................   5,300       174,569
     Simpson Manufacturing*..........................   2,150        97,287
                                                                  ---------
                                                                    431,118
                                                                  ---------

MEASURING DEVICES -- 2.3%
     Credence Systems*...............................     800       114,200
     Cymer*..........................................   2,200        85,938
     Kopin*..........................................   3,600       278,775
     LTX*............................................   6,300       288,225
     Waters*.........................................   1,800       170,550
                                                                  ---------
                                                                    937,688
                                                                  ---------

MEDICAL PRODUCTS & SERVICES -- 1.6%
     Coherent*.......................................   3,200       185,000
     Human Genome Sciences*..........................   3,150       241,172
     Laser Vision Centers*...........................  12,400        50,375
     LifePoint Hospitals*............................   9,400       160,975
                                                                  ---------
                                                                    637,522
                                                                  ---------

METALS -- 0.3%
     RTI International Metals*.......................  10,500       110,906
                                                                  ---------

MISCELLANEOUS BUSINESS SERVICES -- 14.4%
     Akamai Technologies*............................     417        41,230
     Allaire*........................................   3,000       165,188
     Artesyn Technologies*...........................   7,600       184,300
     Aspect Development*.............................   3,050       210,831
     BARRA*..........................................   4,900       206,413
     BroadVision*....................................   9,800       430,588

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      McKEE SMALL CAP EQUITY PORTFOLIO
                                               APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                       Shares       Value
                                                       ------     ---------

     Brooktrout*....................................    8,100    $  218,700
     Cognex*........................................    4,400       250,250
     Documentum*....................................    3,400       200,600
     eLoyalty*......................................    7,700       126,569
     Factset Research Systems.......................    5,000       143,750
     Go2Net*........................................    2,250       133,875
     HNC Software*..................................    3,050       150,975
     Hyperion Solutions*............................    4,700       142,542
     IDT*...........................................    9,700       306,763
     InfoCure*......................................    6,900        62,963
     Informix*......................................   20,700       227,700
     ISS Group*.....................................    2,600       235,138
     Mercator Software*.............................    1,100        40,494
     Mercury Interactive*...........................    5,100       459,000
     Micromuse*.....................................    2,400       235,500
     MicroStrategy*.................................    3,600        93,150
     Open Market*...................................    5,300        54,656
     Peregrine Systems*.............................    3,900        93,844
     Pilot Network Services*........................    6,600       108,075
     Proxicom*......................................    4,600       157,263
     RSA Security*..................................    5,200       305,175
     S1*............................................    1,600        86,900
     Sybase*........................................   12,100       244,269
     Verity*........................................    5,000       162,188
     VerticalNet*...................................    4,500       243,000
     Wind River Systems*............................    2,700       115,256
                                                                  ---------
                                                                  5,837,145
                                                                  ---------
MISCELLANEOUS CONSUMER SERVICES -- 0.8%
     Korn/Ferry International*......................    5,000       132,500
     Callaway Golf..................................   12,600       209,475
                                                                  ---------
                                                                    341,975
                                                                  ---------

MISCELLANEOUS MANUFACTURING -- 1.0%
     Commscope*.....................................    5,500       261,250
     Visual Networks*...............................    3,600       140,400
                                                                  ---------
                                                                    401,650
                                                                  ---------

OFFICE FURNITURE & FIXTURES -- 0.4%
     Lear*..........................................    5,500       164,656
                                                                  ---------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      McKEE SMALL CAP EQUITY PORTFOLIO
                                               APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                       Shares        Value
                                                       ------      ---------

OIL & GAS -- 2.9%
     Apache.........................................    4,700     $  227,656
     Diamond Offshore Drilling......................    5,600        225,750
     Furniture Brands International*................    8,200        153,238
     Helmerich & Payne..............................    9,000        281,813
     Tosco..........................................    8,500        272,531
                                                                   ---------
                                                                   1,160,988
                                                                   ---------

PHARMACEUTICALS -- 5.9%
     Alkermes*......................................    2,000        106,500
     Alpharma, Series A.............................    3,600        139,050
     Andrx*.........................................    3,100        158,681
     Biomatrix*.....................................    5,500        104,844
     Biovail*.......................................    3,300        157,369
     Gilead Sciences*...............................    4,400        238,425
     IDEC Pharmaceuticals*..........................    3,350        214,400
     ImClone Systems*...............................    2,700        245,700
     Ivax*..........................................    5,650        154,669
     Jones Pharma...................................    7,850        226,178
     King Pharmaceuticals*..........................    4,400        217,250
     Medicis Pharmaceutical*........................    4,650        203,437
     Mylan Laboratories.............................    5,000        141,875
     Owens & Minor Holding*.........................    8,550        102,600
                                                                   ---------
                                                                   2,410,978
                                                                   ---------

PRINTING & PUBLISHING -- 0.3%
     Scholastic*....................................    2,550        119,053
                                                                   ---------

PRODUCER DURABLES -- 0.5%
     Applied Power*.................................    7,200        206,100
                                                                   ---------

PROFESSIONAL SERVICES -- 0.6%
     PerkinElmer....................................    4,500        246,375
                                                                   ---------

RETAIL -- 2.9%
     American Eagle Outfitters*.....................    6,400        108,800
     BJ's Wholesale Club*...........................    4,190        148,483
     Buffets*.......................................   11,600        113,825
     La-Z-Boy.......................................    8,700        136,481
     Lands' End*....................................    2,855        120,802
     Michaels Stores*...............................    2,400         94,650
     Morton's Restaurant Group*.....................    5,250         99,750
     Ross Stores....................................    9,000        186,750
     Wendy's International..........................    7,600        170,050
                                                                   ---------
                                                                   1,179,591
                                                                   ---------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      McKEE SMALL CAP EQUITY PORTFOLIO
                                               APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                          Shares      Value
                                                          ------    ---------

SEMI-CONDUCTORS/INSTRUMENTS -- 13.2%
     Alpha Industries*..................................   5,800   $  301,600
     Amkor Technology*..................................   6,800      416,075
     ATMI*..............................................   4,850      186,725
     Burr-Brown*........................................   4,800      327,000
     Cree*..............................................   2,100      305,550
     Cypress Semiconductor*.............................   7,900      410,306
     Dallas Semiconductor*..............................   8,200      352,088
     ESS Technology*....................................   9,100      118,300
     Flextronics International*.........................   5,635      395,859
     Integrated Device Technology*......................   7,000      336,438
     International Rectifier*...........................   4,800      235,800
     Lattice Semiconductor*.............................   3,100      208,863
     Methode Electronics................................   4,700      195,858
     Micrel*............................................   2,000      173,000
     MRV Communications*................................   2,300      158,556
     QLogic*............................................   1,750      175,547
     Semtech*...........................................   4,300      293,206
     TranSwitch*........................................   2,950      259,784
     TriQuint Semiconductor*............................   3,200      329,000
     Varian Semiconductor Equipment Associates*.........   2,700      181,575
                                                                    ---------
                                                                    5,361,130
                                                                    ---------

SERVICES -- 0.9%
     Bowne*.............................................   7,300       83,950
     Dollar Thrifty Automotive*.........................   6,450      135,450
     Modis Professional Services*.......................  10,250       77,516
     Personnel Group of America*........................  15,850       83,213
                                                                    ---------
                                                                      380,129
                                                                    ---------
TELEPHONES & TELECOMMUNICATION -- 3.8%
     Adelphia Business Solutions*.......................   4,100      143,500
     ADTRAN*............................................   3,200      216,200
     Concentric Network*................................   5,350      232,725
     ITC Deltacom*......................................   7,600      249,850
     MastTec*...........................................   3,500      302,313
     MGC Communications*................................   4,900      240,100
     RSL Communications*................................  12,400      172,825
                                                                    ---------
                                                                    1,557,513
                                                                    ---------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      McKEE SMALL CAP EQUITY PORTFOLIO
                                               APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                        Shares        Value
                                                        ------      ---------

TESTING LABORATORIES -- 4.0%
     Affymetrix*....................................     1,400    $   189,088
     Celera Genomics*...............................     2,200        181,500
     Celgene*.......................................     5,700        268,256
     Cephalon*......................................     4,600        258,750
     Core Laboratories N.V.*........................     6,750        191,531
     Incyte Pharmaceuticals*........................       600         46,200
     Millennium Pharmaceutical*.....................     5,200        412,750
     Transkaryotic Therapies*.......................     2,200         65,863
                                                                   ----------
                                                                    1,613,938
                                                                   ----------
WHOLESALE -- 1.0%
     W.W. Grainger*.................................     4,700        203,863
     United Stationers *............................     5,500        183,563
                                                                   ----------
                                                                      387,426
                                                                   ----------
     TOTAL COMMON STOCKS
          (Cost $43,285,119)........................               40,423,764
                                                                   ----------

SHORT-TERM INVESTMENT -- 0.6%

                                                                          Face
                                                                         Amount
                                                                         ------
REPURCHASEAGREEMENT -- 0.6%
     Chase Securities, Inc. 5.65%, dated 04/28/00, due 05/01/00, to be repurchased at $234,110 collateralized by
          $256,452 of a U.S. Treasury Note, valued at
          $234,005 (Cost 234,000)..................................    $ 234,000      234,000
                                                                                  -----------

     TOTAL INVESTMENTS -- 100.1%
          (Cost $43,519,119) (a)...................................                40,657,764
                                                                                  -----------

     OTHER ASSETS AND LIABILITIES, NET -- (0.1%)....................                  (31,521)
                                                                                  -----------
     TOTAL NET ASSETS -- 100.0%.....................................              $40,626,243

     *    Non-Income Producing Security

     (a) The cost for federal income tax purposes was $43,519,119. At April 30, 2000, net unrealized depreciation for all securities based on tax cost was $2,861,355. This consisted of aggregate gross unrealized appreciation for all securities of $4,284,161 and aggregate gross unrealized depreciation for all securities of $7,145,516.

The  accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         McKEE PORTFOLIOS
                                                  APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                                         McKee         McKee         McKee           McKee
                                                          U.S.       Domestic    International     Small Cap
                                                       Government     Equity        Equity          Equity
                                                       Portfolio     Portfolio     Portfolio       Portfolio
                                                      -----------   -----------  -------------   ------------
Assets
Investments, at Cost................................  $13,154,260   $32,221,116   $161,141,014   $ 43,519,119
                                                      ===========   ===========  =============   ============
Investments, at Value -- Note A.....................  $12,692,822   $35,833,615   $188,889,589   $ 40,657,764
Cash................................................           --         2,263         68,613          1,167
Receivable for Investments Sold.....................      398,672       140,370         31,222        198,440
Interest Receivable.................................      178,727            --             --             --
Foreign Withholding Tax Reclaim
  Receivable........................................           --            --        148,502             --
Dividends Receivable................................           --        25,848        326,668          8,201
Receivable for Portfolio Shares Sold................           --            --          3,517             --
Other Assets........................................           --         1,765             --             --
                                                      -----------   -----------  -------------   ------------
  Total Assets......................................   13,270,221    36,003,861    189,468,111     40,865,572
                                                      -----------   -----------  -------------   ------------
Liabilities
Payable to Custodian Bank...........................       30,334            --             --             --
Payable for Custodian Fees -- Note D................       14,941         4,301         50,537          4,914
Payable for Investment Advisory
  Fees -- Note B....................................        4,972        19,079        110,249         32,539
Payable for Administrative
  Fees -- Note C....................................        6,527         7,690          7,089          5,126
Payable for Directors' Fees -- Note F...............          461           767          3,026          1,085
Payable for Investments Purchased...................           --       214,300             --        192,500
Payable for Portfolio Shares Redeemed...............           --            --         58,535             --
Other Liabilities...................................       16,467            --          1,383          3,165
                                                      -----------   -----------  -------------   ------------
  Total Liabilities.................................       73,702       246,137        230,819        239,329
                                                      -----------   -----------  -------------   ------------
Net Assets..........................................  $13,196,519   $35,757,724   $189,237,292   $ 40,626,243
                                                      ===========   ===========  =============   ============
Net Assets Consist of:
Paid in Capital.....................................   14,131,912    30,967,941    141,118,541     55,546,835
Undistributed Net Investment
  Income (Loss).....................................       61,956        10,133       (124,723)      (103,328)
Accumulated Net Realized Gain (Loss)................     (535,911)    1,167,151     20,518,087    (11,955,909)
Unrealized Appreciation (Depreciation)..............     (461,438)    3,612,499     27,725,387     (2,861,355)
                                                      -----------   -----------  -------------   ------------
Net Assets..........................................  $13,196,519   $35,757,724   $189,237,292   $ 40,626,243
                                                      ===========   ===========  =============   ============
Institutional Class Shares:
Shares Issued and Outstanding ($0.001
  par value) (Authorized 25,000,000)................    1,378,725     3,254,553     13,498,731      5,106,554
Net Asset Value, Offering and Redemption
  Price Per Share...................................  $      9.57   $     10.99   $      14.02   $       7.96
                                                      ===========   ===========  =============   ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                    McKEE PORTFOLIOS
                             FOR THE SIX MONTHS ENDED APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------


STATEMENTS OF OPERATIONS

                                                  McKee        McKee         McKee          McKee
                                                  U.S.       Domestic    International    Small Cap
                                               Government     Equity         Equity         Equity
                                                Portfolio    Portfolio     Portfolio      Portfolio
                                               ----------   ----------   -------------   -----------
Investment Income
Dividends....................................  $       --   $  221,730     $ 1,118,921   $   257,663
Interest.....................................     482,614        8,805          91,134        31,984
Less: Foreign Taxes Withheld.................          --           --         (64,668)           --
                                               ----------   ----------   -------------   -----------
  Total Income...............................     482,614      230,535       1,145,387       289,647
                                               ----------   ----------   -------------   -----------
Expenses
Administrative Fees -- Note C................      44,639       52,516         128,553        57,604
Investment Advisory Fees -- Note B...........      33,965      122,819         667,122       297,682
Custodian Fees -- Note D.....................      14,416        5,089          81,623         6,132
Audit Fees...................................       6,856        7,131           7,189         3,791
Registration and Filing Fees.................       6,681        6,982          21,267        12,602
Printing Fees................................       3,595        3,647           4,144         5,891
Directors' Fees -- Note F....................       1,365        1,640           4,126         1,958
Legal Fees...................................         451          706           1,616         2,923
Account Service Fees -- Note F...............          --          153           7,486            51
Other Expenses...............................      10,181        7,724           7,297         5,890
                                               ----------   ----------   -------------   -----------
  Net Expenses Before Expense Offset              122,149      208,407         930,423       394,524
Expense Offset -- Note A.....................        (213)        (226)         (1,625)       (1,549)
                                               ----------   ----------   -------------   -----------
  Net Expenses After Expense Offset..........     121,936      208,181         928,798       392,975
                                               ----------   ----------   -------------   -----------
Net Investment Income (Loss).................     360,678       22,354         216,589      (103,328)
                                               ----------   ----------   -------------   -----------
Net Realized Gain (Loss) on:
  Investments................................    (417,440)   1,320,629      22,210,823    (2,934,740)
  Foreign Exchange Transactions..............          --           --        (229,415)           --
                                               ----------   ----------   -------------   -----------
Total Net Realized Gain (Loss) on
  Investments and Foreign
  Exchange Transactions......................    (417,440)   1,320,629      21,981,408    (2,934,740)
                                               ----------   ----------   -------------   -----------
Net Change in Unrealized
  Appreciation (Depreciation) on:
  Investments................................     125,360     (288,943)     (3,469,457)    1,078,785
  Foreign Exchange Translations..............          --           --         (23,320)           --
                                               ----------   ----------   -------------   -----------
Total Net Change in Unrealized
  Appreciation (Depreciation)................     125,360     (288,943)     (3,492,777)    1,078,785
                                               ----------   ----------   -------------   -----------
Net Gain (Loss) on Investments and
  Foreign Exchange Transactions..............    (292,080)   1,031,686      18,488,631    (1,855,955)
                                               ----------   ----------   -------------   -----------
Net Increase (Decrease) in Net Assets
  Resulting from Operations..................  $   68,598   $1,054,040     $18,705,220   $(1,959,283)
                                               ==========   ==========   =============   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE U.S. GOVERNMENT PORTFOLIO


--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                    Six Months
                                                                      Ended             Year
                                                                     April 30,         Ended
                                                                      2000           October 31,
                                                                   (Unaudited)          1999
                                                                   -----------      ------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income......................................      $   360,678      $  1,055,148
  Net Realized Gain (Loss)...................................         (417,440)           56,877
  Net Change in Unrealized
    Appreciation (Depreciation)..............................          125,360        (1,598,999)
                                                                   -----------      ------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations..........................................           68,598          (486,974)
                                                                   -----------      ------------
Distributions:
  Net Investment Income......................................         (425,615)       (1,136,270)
  Net Realized Gain..........................................         (169,786)       (1,198,752)
                                                                   -----------      ------------
  Total Distributions........................................         (595,401)       (2,335,022)
                                                                   -----------      ------------
Capital Share Transactions:(1)
  Issued.....................................................        1,124,946        44,476,684
  In Lieu of Cash Distributions..............................          558,473         2,272,326
  Redeemed...................................................       (6,434,546)      (61,933,981)
                                                                   -----------      ------------
  Net Decrease from Capital Share Transactions...............       (4,751,127)      (15,184,971)
                                                                   -----------      ------------
    Total Decrease...........................................       (5,277,930)      (18,006,967)
Net Assets:
  Beginning of Period........................................       18,474,449        36,481,416
                                                                   -----------      ------------
  End of Period (including undistributed
    net investment income of
    $61,956 and $126,893, respectively)......................      $13,196,519      $ 18,474,449
                                                                   ===========      ============
(1) Shares Issued and Redeemed:
  Issued.....................................................          115,634         4,281,599
  In Lieu of Cash Distributions..............................           58,268           218,088
  Redeemed...................................................         (667,486)       (5,965,511)
                                                                   -----------      ------------
  Net Decrease in Shares Outstanding.........................         (493,584)       (1,465,824)
                                                                   ===========      ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        MCKEE DOMESTIC EQUITY PORTFOLIO


--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                      Six Months
                                                                        Ended             Year
                                                                       April 30,         Ended
                                                                        2000           October 31,
                                                                     (Unaudited)          1999
                                                                     -----------      -------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income......................................        $    22,354      $     237,303
  Net Realized Gain..........................................          1,320,629          3,977,986
  Net Change in Unrealized
    Appreciation (Depreciation)..............................           (288,943)         2,134,232
                                                                     -----------      -------------
  Net Increase in Net Assets Resulting
    from Operations..........................................          1,054,040          6,349,521
                                                                     -----------      -------------
Distributions:
  Net Investment Income......................................            (55,421)          (215,684)
  Net Realized Gain..........................................         (3,277,245)       (19,716,343)
                                                                     -----------      -------------
  Total Distributions........................................         (3,332,666)       (19,932,027)
                                                                     -----------      -------------
Capital Share Transactions:(1)
  Issued.....................................................          1,174,802          8,858,663
  In Lieu of Cash Distributions..............................          3,228,788         19,496,011
  Redeemed...................................................         (8,353,957)       (22,172,949)
                                                                     -----------      -------------
  Net Increase (Decrease) from Capital Share Transactions....         (3,950,367)         6,181,725
                                                                     -----------      -------------
    Total Decrease...........................................         (6,228,993)        (7,400,781)
Net Assets:
  Beginning of Period........................................         41,986,717         49,387,498
                                                                     -----------      -------------
  End of Period (including undistributed
    net investment income of
    $10,133 and $43,200, respectively).......................        $35,757,724      $  41,986,717
                                                                     ===========      =============
(1) Shares Issued and Redeemed:
  Issued.....................................................            105,123            635,193
  In Lieu of Cash Distributions..............................            293,260          1,846,546
  Redeemed...................................................           (751,866)        (1,954,556)
                                                                     -----------      -------------
  Net Increase (Decrease) in Shares
    Outstanding..............................................           (353,483)           527,183
                                                                     ===========      =============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                       Six Months
                                                                         Ended               Year
                                                                       April 30,             Ended
                                                                         2000              October 31,
                                                                      (Unaudited)             1999
                                                                    --------------       ---------------
Increase (Decrease) in Net Assets
Operations:
     Net Investment Income........................................  $    216,589         $   1,582,368
     Net Realized Gain............................................    21,981,408            18,260,136
     Net Change in Unrealized Appreciation
        (Depreciation)............................................    (3,492,777)           21,624,763
                                                                    ------------         -------------
     Net Increase in Net Assets Resulting from Operations.........    18,705,220            41,467,267
                                                                    ------------         -------------
Distributions:
     Net Investment Income........................................      (826,097)           (1,141,638)
     Net Realized Gain............................................   (17,461,420)           (4,907,462)
                                                                    ------------         -------------
     Total Distributions..........................................   (18,287,517)           (6,049,100)
                                                                    ------------         -------------
Capital Share Transactions:(1)
     Issued.......................................................    37,667,903           222,007,586
     In Lieu of Cash Distributions................................    17,434,500             5,380,915
     Redeemed.....................................................   (38,309,490)         (224,854,697)
                                                                    ------------         -------------
     Net Increase from Capital Share Transactions.................    16,792,913             2,533,804
                                                                    ------------         -------------
        Total Increase............................................    17,210,616            37,951,971
                                                                    ------------         -------------
Net Assets:
     Beginning of Period..........................................   172,026,676           134,074,705
                                                                    ------------         -------------
     End of Period (including net investment income (loss)
        of $(124,723) and $714,199, respectively).................  $189,237,292         $ 172,026,676
                                                                    ============         =============
(1) Shares Issued and Redeemed:
     Issued.......................................................     2,628,230            17,641,170
     In Lieu of Cash Distributions................................     1,272,045               475,647
     Redeemed.....................................................    (2,652,658)          (17,808,365)
                                                                    ------------         -------------
     Net Increase in Shares Outstanding...........................     1,247,617               308,452
                                                                    ============         =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE SMALL CAP EQUITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                         Six Months
                                                                            Ended                 Year
                                                                          April 30,               Ended
                                                                            2000                October 31,
                                                                         (Unaudited)               1999
                                                                       ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
     Net Investment Loss.......................................     $    (103,328)          $   (149,369)
     Net Realized Loss.........................................        (2,934,740)            (9,021,169)
     Net Change in Unrealized Appreciation
       (Depreciation)..........................................         1,078,785              9,695,047
                                                                    -------------           ------------
     Net Increase (Decrease) in Net Assets Resulting from
       Operations..............................................        (1,959,283)               524,509
                                                                    -------------           ------------
Distributions:
     Net Realized Gain.........................................                --               (653,862)
                                                                    -------------           ------------
Capital Share Transactions:(1)
     Issued....................................................           105,713              2,280,123
     In Lieu of Cash Distributions.............................                --                641,141
     Redeemed..................................................       (39,083,517)            (2,679,727)
                                                                    -------------           ------------
     Net Increase (Decrease) from
       Capital Share Transactions..............................       (38,977,804)               241,537
                                                                    -------------           ------------
       Total Increase (Decrease)...............................       (40,937,087)               112,184
                                                                    -------------           ------------
Net Assets:
     Beginning of Period.......................................        81,563,330             81,451,146
                                                                    -------------           ------------
     End of Period (including net investment income (loss)
       of $(103,328) and $0, respectively).....................     $  40,626,243           $ 81,563,330
                                                                    =============           ============
(1) Shares Issued and Redeemed:
     Issued....................................................            12,107                259,781
     In Lieu of Cash Distributions.............................                --                 76,236
     Redeemed..................................................        (4,549,024)              (319,227)
                                                                    -------------           ------------
     Net Increase (Decrease) in Shares Outstanding.............        (4,536,917)                16,790
                                                                    =============           ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE U.S. GOVERNMENT PORTFOLIO


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                   Six Months
                                     Ended                                                              March 2,
                                    April 30,              Years Ended October 31                      1995** (to)
                                      2000        ------------------------------------------------    October 31,
                                   (Unaudited)        1999        1998          1997       1996          1995
                                   -----------    ----------  -----------  ----------- -----------  -------------
Net Asset Value,
  Beginning of Period..........     $     9.87       $ 10.93     $  10.84     $  10.58    $  10.76    $     10.00
                                   -----------      --------    ---------    ---------   ---------    -----------
Income from Investment
  Operations
Net Investment Income..........           0.25          0.47         0.62         0.54        0.46           0.28
Net Realized
  and Unrealized
  Gain (Loss)..................          (0.18)        (0.72)        0.16         0.25       (0.07)++        0.71
                                   -----------      --------    ---------    ---------   ---------    -----------
Total from Investment
  Operations...................           0.07         (0.25)        0.78         0.79        0.39           0.99
                                   -----------      --------    ---------    ---------   ---------    -----------
Distributions:
  Net Investment Income........          (0.27)        (0.46)       (0.62)       (0.53)      (0.44)         (0.23)
  Net Realized Gain............          (0.10)        (0.35)       (0.07)          --          --             --
  In Excess of
     Net Realized Gain.........             --            --           --           --       (0.13)            --
                                   -----------      --------    ---------    ---------   ---------    -----------
     Total Distributions.......          (0.37)        (0.81)       (0.69)       (0.53)      (0.57)         (0.23)
                                   -----------      --------    ---------    ---------   ---------    -----------
Net Asset Value,
  End of Period................     $     9.57       $  9.87     $  10.93     $  10.84    $  10.58    $     10.76
                                   ===========      ========    =========    =========   =========    ===========
Total Return...................           0.73%***     (2.44)%       7.35%        7.73%       3.77%+         9.96%+***
                                   ===========      ========    =========    =========   =========    ===========
Ratios and Supplemental Data
Net Assets, End of Period
  (Thousands)..................     $   13,197       $18,474     $ 36,481     $ 57,527    $ 23,118    $     6,069
Ratio of Expenses to Average
  Net Assets...................           1.62%*        1.22%        0.96%        0.94%       1.13%          0.89%*
Ratio of Net Investment Income
  to Average Net Assets........           4.77%*        4.63%        5.51%        5.67%       5.39%          5.39%*
Portfolio Turnover Rate........             33%           87%         119%         124%         83%           104%

  * Annualized
 ** Commencement of Operations
*** Not Annualized
  + Total return would have had certain fees not been waived and expenses assumed by been lower the Adviser during the periods indicated.
 ++ The amount shown for the year ended October 31, 1996 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Portfolio shares in the relation to fluctuating market value of investments of the Portfolio.



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                      Six Months
                                       Ended                                                                   March 2,
                                      April 30,                  Years Ended October 31                       1995** to
                                                   ------------------------------------------------------
                                       2000                                                                  October 31,
                                    (Unaudited)       1999          1998           1997           1996          1995
                                    -----------    ----------    ----------     ----------     ----------    ----------
Net Asset Value,
  Beginning of Period ...........   $     11.64    $    16.03    $    16.86     $    13.38     $    11.44    $    10.00
                                    -----------    ----------    ----------     ----------     ----------    ----------
Income from Investment
  Operations
  Net Investment Income ..........         0.01          0.06          0.08           0.10           0.10          0.08
  Net Realized
     and Unrealized
     Gain ........................         0.31          1.50          0.46           3.92           2.08          1.43
                                    -----------    ----------    ----------     ----------     ----------    ----------
  Total from Investment
     Operations ..................         0.32          1.56          0.54           4.02           2.18          1.51
                                    -----------    ----------    ----------     ----------     ----------    ----------
Distributions:
  Net Investment Income ..........        (0.02)        (0.06)        (0.08)         (0.10)         (0.09)        (0.07)
  Net Realized Gain ..............        (0.95)        (5.89)        (1.29)         (0.44)         (0.15)           --
                                    -----------    ----------    ----------     ----------     ----------    ----------
     Total Distributions .........        (0.97)        (5.95)        (1.37)         (0.54)         (0.24)        (0.07)
                                    -----------    ----------    ----------     ----------     ----------    ----------
Net Asset Value, End of Period      $     10.99    $    11.64    $    16.03     $    16.86     $    13.38    $    11.44
                                    ===========    ==========    ==========     ==========     ==========    ==========
Total Return .....................         2.68%***     13.76%         3.36%         30.96%         19.31%+       15.13%+***
                                    ===========    ==========    ==========     ==========     ==========    ==========
Ratios and Supplemental Data
Net Assets, End of Period
  (Thousands) ....................  $    35,758    $   41,987    $   49,387     $  107,389     $   62,170    $    6,427
Ratio of Expenses to Average
  Net Assets .....................         1.10%*        1.05%         1.02%          0.94%          0.99%         1.08%*
Ratio of Net Investment Income
  to Average Net Assets ..........         0.12%*        0.51%         0.46%          0.64%          0.93%         1.12%*
Portfolio Turnover Rate ..........           40%           93%           61%            47%            42%           27%

  *  Annualized
 **  Commencement of Operations
***  Not Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                    Six Months
                                     Ended                                                                   March 2,
                                    April 30,                  Years Ended October 31                       1995** to
                                                 ------------------------------------------------------
                                     2000                                                                  October 31,
                                  (Unaudited)       1999          1998           1997           1996          1995
                                  -----------    ----------    ----------     ----------     ----------    ----------
Net Asset Value,
  Beginning of Period .........   $     14.04    $    11.23    $    12.42     $    10.55     $    10.03    $    10.40
                                  -----------    ----------    ----------     ----------     ----------    ----------
Income from Investment
  Operations
  Net Investment Income .......          0.01          0.11          0.12           0.11           0.09          0.11
  Net Realized
    and Unrealized
    Gain (Loss) ...............          1.51          3.20         (0.03)          2.01           0.73         (0.39)
                                  -----------    ----------    ----------     ----------     ----------    ----------
  Total from Investment
    Operations ................          1.52          3.31          0.09           2.12           0.82         (0.28)
                                  -----------    ----------    ----------     ----------     ----------    ----------
Distributions:
  Net Investment Income .......         (0.07)        (0.09)        (0.11)         (0.11)         (0.09         (0.09)
  Net Realized Gain ...........         (1.47)        (0.41)        (1.17)         (0.14)         (0.21)           --
                                  -----------    ----------    ----------     ----------     ----------    ----------
     Total Distributions ......         (1.54)        (0.50)        (1.28)         (0.25)         (0.30)        (0.09)
                                  -----------    ----------    ----------     ----------     ----------    ----------
Net Asset Value, End of Period    $     14.02    $    14.04    $    11.23     $    12.42     $    10.55    $    10.03
                                  ===========    ==========    ==========     ==========     ==========    ==========
Total Return ..................         11.33%***     30.33%         1.18%         20.31%          8.29%        (2.69)%
                                  ===========    ==========    ==========     ==========     ==========    ==========
Ratios and Supplemental Data
Net Assets, End of
  Period (Thousands) ..........   $   189,237    $  172,027    $  134,075     $  103,050     $   91,224    $   74,893
Ratio of Expenses
  to Average Net Assets .......          0.97%*        1.02%         1.00%          0.98%          1.01%         0.97%
Ratio of Net Investment
  Income to Average
  Net Assets ..................          0.23%*        1.05%         1.08%          0.95%          0.92%         1.16%
Portfolio Turnover Rate .......            46%           40%           20%            29%             9%            7%

  *  Annualized
 **  Commencement of Operations
***  Not Annualized

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      McKEE SMALL CAP EQUITY PORTFOLIO

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                              Selected Per Share Data & Ratios
                                                                For a Share Outstanding Throughout Each Period


                                                                   Six Months
                                                                      Ended                         November 4
                                                                    April 30,        Year Ended      1997**to
                                                                       2000          October 31,    October 31,
                                                                  (Unaudited)           1999           1998
                                                                  -----------      -----------    ------------
Net Asset Value,
  Beginning of Period ....................................        $      8.46      $      8.46    $      10.00
                                                                  -----------      -----------    ------------
Income from Investment
  Operations
  Net Investment Loss ....................................              (0.01)           (0.02)          (0.01)
  Net Realized and Unrealized Gain (Loss) ................              (0.49)            0.09           (1.52)
                                                                  -----------      -----------    ------------
Total from Investment Operations .........................              (0.50)            0.07           (1.53)
                                                                  -----------      -----------    ------------
Distributions:
  Net Realized Gain ......................................                 --            (0.07)          (0.01)
                                                                  -----------      -----------    ------------
  Net Asset Value, End of Period .........................        $      7.96      $      8.46    $       8.46
                                                                  ===========      ===========    ============
Total Return .............................................              (5.91)% ***       0.81%         (15.36)%***
                                                                  ===========      ===========    ============
Ratios and Supplemental  Data
Net Assets, End of Period  (Thousands) ...................        $    40,626      $    81,563    $     81,451
Ratio of Expenses to Average Net Assets ..................               1.32%*           1.26%           1.27%*
Ratio of Net Investment Loss to Average Net Assets .......              (0.35)%*         (0.18)%         (0.12)%*
Portfolio Turnover Rate ..................................                 78%              53%              5%

  *  Annualized
 **  Commencement of Operations
***  Not Annualized


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                     McKEE PORTFOLIOS

--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, McKee International Equity Portfolio and McKee Small Cap Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified and non-diversified, open-end management investment companies. At April 30, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The objective of the McKee Portfolios is as follows:

     McKee U.S. Government Portfolio seeks to achieve a high level of current income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.

     McKee Domestic Equity Portfolio seeks to achieve a superior long-term total return over a market cycle by investing primarily in equity securities of U.S. issuers.

     McKee International Equity Portfolio seeks to achieve a superior long-term total return over a market cycle by investing primarily in the equity of non-U.S. issuers.

     McKee Small Cap Equity Portfolio seeks to achieve a superior long-term total return by investing primarily in the equity securities of small companies.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Securities quoted in foreign currencies are translated into U.S. dollars at the

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UAM FUNDS                                                     McKEE PORTFOLIOS

--------------------------------------------------------------------------------

     current exchange rate. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Board of Directors.

          2. Federal Income Taxes: It is the Portfolios' intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

          The McKee International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The McKee International Equity Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

          3. Repurchase Agreements: In connection with transactions involving In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Foreign Currency Translation: The books and records of the McKee International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The McKee International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and

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UAM FUNDS                                                     McKEE PORTFOLIOS

--------------------------------------------------------------------------------

     losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the McKee International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

          5. Forward Foreign Currency Exchange Contracts: The McKee International Equity Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the McKee International Equity Portfolio as unrealized gain or loss. The McKee International Equity Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to t he U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.

          6. Distributions to Shareholders: Each Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and foreign currency transactions.

          Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

UAM FUNDS                                                     McKEE PORTFOLIOS

--------------------------------------------------------------------------------

          7. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the McKee International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, C.S. McKee & Co., Inc. (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to each Portfolio at a fee calculated at an annual rate of 0.45%, 0.65%, 0.70% and 1.00% of average daily net assets for the McKee U.S. Government, McKee Domestic Equity, McKee International Equity and McKee Small Cap Equity Portfolios, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the McKee Small Cap Portfolio's total annual operating expenses, after the effects of expense offset arrangements, from exceeding 1.75% of average daily net assets. Effective May 10, 2000, the Board of Directors of the UAMfunds approved an amendment to the McKee Small Cap Equity Portfolio's prospectus to permit the Adviser to invest at least 65% of total assets of the portfolio in securities with market capitalization of less than $1 billion or within the range of the Russell 2000 Index, the portfolio's performance benchmark. Prior to that date, the prospectus limited holdings in securities with market capitalization of less than $1 billion to at least 65% of total assets. From January 19, 2000 through May 10, 2000 the Adviser purchased securities in excess of such limitation in the McKee Small Cap Equity Portfolio. Realized gains on such securities disposed of during the period were $72,115. The cost of such securities held as of May 10, 2000 was $30,076,380 with a market value of $24,452,210. Subsequent to May 10, 2000, there were significant increases in the market value of such securities. On June 27, 2000, at the request of the Board of Directors, the Adviser agreed to waive fees with respect to such Portfolio in the amount of $151,000.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"),

UAM FUNDS                                                     McKEE PORTFOLIOS

--------------------------------------------------------------------------------

a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.093% for International Equity, 0.073% for U.S. Government, Domestic Equity and Small Cap Equity per annum of the average daily net assets of the Portfolios, an annual base fee of $72,500, and a fee based on the number of active shareholder accounts.

     For the period ended April 30, 2000, the Administrator earned the following amounts from the Portfolios and paid the following to SEI, UAMSSC and DST for their services:

                                                           Portion       Portion       Portion
                                        Administrative     Paid to       Paid to       Paid to
     McKee Portfolios                        Fees            SEI         UAMSSC          DST
     ----------------                   --------------    -----------  ----------   -------------
     U.S. Government Portfolio......      $ 44,639           $20,690     $4,352         $6,630
     Domestic Equity................        52,516            23,561      4,423          6,685
     International Equity...........       128,553            45,273      5,212          8,305
     Small Cap Equity...............        57,604            23,550      4,676          6,871

     Prior to November 1, 1999, Chase Global Fund Services Company served as the Portfolio's Sub-Administrator.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolios' assets and the assets are held in accordance with the custodian agreement. As a part of the custodian agreement, the custodian has a lien on the securities of the Portfolios to cover any advances made by the custodian to the Portfolios.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

     F. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active port-

UAM FUNDS                                                     McKEE PORTFOLIOS

--------------------------------------------------------------------------------

folios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

     G. Purchases and Sales: For the period ended April 30, 2000, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:


     McKee Portfolios                      Purchases        Sales
     ----------------                    ------------     ----------

     U.S. Government..................    $ 2,508,019     $ 2,193,065
     Domestic Equity..................     15,183,224      22,010,334
     International Equity.............     91,911,517      85,403,274
     Small Cap Equity.................     45,458,555      80,917,367


     Purchases and sales of long-term U.S. Government securities were $2,409,300 and $7,628,054 respectively, for the McKee U.S. Government Portfolio. There were no purchases or sales of long-term U.S. Government securities for the McKee Domestic Equity, McKee International Equity or the McKee Small Cap Equity Portfolios.

     H. Line of Credit: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. At the period ended April 30, 2000, the Portfolios had no borrowings under the agreement.

     I. Other: At April 30, 2000, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:


                                           No.of              %
     McKee Portfolios                   Shareholders      Ownership
     ----------------                   ------------    -------------

     U.S. Government..................        1              32%
     Domestic Equity..................        2              32%
     International Equity.............        2              27%
     Small Cap Equity.................        3              50%


     At April 30, 2000, the net assets of the McKee International Equity Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

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

UAM FUNDS                                                     McKEE PORTFOLIOS

--------------------------------------------------------------------------------

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     Effective November 1, 1999, the Board of Directors of UAM Funds, Inc. approved a 1.00% redemption fee on Institutional Class shares of the McKee Small Cap Portfolio, the McKee International Equity Portfolio and the McKee U.S. Government Portfolio.

                                     NOTES

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------

Officers and Directors

Norton H. Reamer                             William H. Park
Director, President and Chairman             Vice President

John T. Bennett, Jr.                         Gary L. French
Director                                     Treasurer

Nancy J. Dunn                                Robert R. Flaherty
Director                                     Assistant Treasurer

Philip D. English                            Robert J. Della Croce
Director                                     Assistant Treasurer

William A. Humenuk                           Martin J. Wolin, Esq.
Director                                     Secretary

James P. Pappas                              Theresa DelVecchio
Director                                     Assistant Secretary

Peter M. Whitman, Jr.
Director

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
C.S. McKee & Co., Inc.
One Gateway Center
Pittsburgh, PA 15222

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110


                                          --------------------------------------
                                            This report has been prepared for
                                            shareholders and may be distributed
                                            to others only if preceded or
                                            accompanied by a current prospectus.
                                          --------------------------------------